UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2014

FLUX POWER HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-25909 (Commission File Number)	86-0931332 (IRS Employer Identification No.)

985 Poinsettia Avenue, Suite A, Vista, California (Address of Principal Executive Offices)	92081 (Zip Code)

877-505-3589

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(b) Resignation of Director

On October 24, 2014, we received and accepted Mr. James Gevarges resignation letter, dated October 10, 2014, from the board of directors of Flux Power Holdings, Inc. (the “Company”), effective October 24, 2014. Mr. Gevarges’s resignation was not the result of any disagreements with the Company on any matters relating to the Company’s operations, policies or practices. Mr. Gevarges indicated that he resigned for personal reasons. A copy of Mr. Gevarges’s resignation letter is attached hereto as Exhibit 16.1 and incorporated herein in its entirety by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
16.1	Resignation Letter of James Gevarges, dated as of October 10, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flux Power Holdings, Inc.,
A Nevada Corporation

Dated: October 28, 2014	/s/ Ron Dutt
Ron Dutt, Chief Executive Officer and Interim Chief Financial Officer

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